American Century Investments®
Quarterly Portfolio Holdings
American Century® Mid Cap Growth Impact ETF (MID)
November 30, 2020

American Century Mid Cap Growth Impact ETF - Schedule of Investments
NOVEMBER 30, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.3%
Auto Components — 4.1%
Aptiv plc	2,499	296,631
Biotechnology — 4.6%
Alnylam Pharmaceuticals, Inc.(1)	436	56,641
Argenx SE, ADR(1)	587	168,363
Turning Point Therapeutics, Inc.(1)	1,034	110,121
		335,125
Building Products — 3.6%
Trane Technologies plc	1,799	263,086
Capital Markets — 4.9%
MarketAxess Holdings, Inc.	375	202,192
MSCI, Inc.	366	149,848
		352,040
Chemicals — 3.7%
Albemarle Corp.	1,953	265,549
Containers and Packaging — 4.5%
Ball Corp.	3,388	325,282
Electrical Equipment — 3.0%
Generac Holdings, Inc.(1)	165	35,574
Sensata Technologies Holding plc(1)	3,697	180,524
		216,098
Electronic Equipment, Instruments and Components — 4.2%
Keysight Technologies, Inc.(1)	2,505	300,700
Health Care Equipment and Supplies — 7.6%
Align Technology, Inc.(1)	789	379,738
DexCom, Inc.(1)	531	169,750
		549,488
Health Care Providers and Services — 4.2%
Encompass Health Corp.	3,815	307,413
Health Care Technology — 6.1%
Teladoc Health, Inc.(1)	868	172,533
Veeva Systems, Inc., Class A(1)	960	265,795
		438,328
Hotels, Restaurants and Leisure — 4.1%
Chipotle Mexican Grill, Inc.(1)	232	299,148
IT Services — 10.1%
Square, Inc., Class A(1)	1,824	384,791
Twilio, Inc., Class A(1)	1,093	349,858
		734,649
Leisure Products — 4.1%
Peloton Interactive, Inc., Class A(1)	2,538	295,296
Machinery — 1.9%
Westinghouse Air Brake Technologies Corp.	1,902	139,417
Pharmaceuticals — 4.8%
Horizon Therapeutics plc(1)	2,162	152,270
Jazz Pharmaceuticals plc(1)	1,395	196,290
		348,560
Semiconductors and Semiconductor Equipment — 3.6%
Marvell Technology Group Ltd.	5,640	261,076

Software — 19.2%
Cadence Design Systems, Inc.(1)	2,649	308,079
DocuSign, Inc.(1)	1,206	274,823
Palo Alto Networks, Inc.(1)	951	279,518
RingCentral, Inc., Class A(1)	813	241,502
Splunk, Inc.(1)	1,413	288,506
		1,392,428
TOTAL COMMON STOCKS (Cost $5,699,394)		7,120,314
TEMPORARY CASH INVESTMENTS — 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $121,556)	121,556	121,556
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $5,820,950)		7,241,870
OTHER ASSETS AND LIABILITIES†		(2,047)
TOTAL NET ASSETS — 100.0%		$7,239,823

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.